UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2010

Coca-Cola Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 260-3000

International CCE Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	– Regulation FD Disclosure

On October 14, 2010 the Company issued a press release, announcing that it will release third-quarter earnings before the market opens on Thursday, October 28 and providing additional information about the Company. The press release is attached as Exhibit 99.1

This information and exhibit are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2010	COCA-COLA ENTERPRISES, INC.

/s/ William T. Plybon
William T. Plybon Vice President, Deputy General Counsel and Secretary

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 14, 2010